                                                                    EXHIBIT 99.2

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of September 30, 2002 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2001 and the nine months ended September 30, 2002, which we refer to as the Pro Forma Financial Information, present the pro forma effect of the acquisitions of Andrulis Corporation and HJ Ford Associates, Inc., as well as the reporting of the company's Encoder Division as a discontinued operation.

The objective of Pro Forma Financial Information is to provide investors with information about the continuing impact of particular completed or probable transactions by indicating how the transactions might have affected historical financial statements had they occurred at an earlier date.

On December 20, 2002, Dynamics Research Corporation (DRC) purchased all of the outstanding shares of capital stock of Andrulis Corporation. Under the terms of the stock purchase agreement, the purchase price consisted of $13.6 million in cash, subject to post-closing adjustments, and an aggregate amount of approximately $12.4 million in the form of three separate promissory notes payable, each of which were due on January 2, 2003 and bore interest at the rate of four percent per annum. In addition to the issuance of the promissory notes, DRC used existing capital resources for payment of the purchase price, as well as funds from the company's $50 million revolving credit facility (the "Revolver") with Brown Brothers Harriman & Co., under which the company has the option to elect on a fixed 30, 60 or 90-day term, an interest rate of LIBOR plus 2.0% or the prime rate on any outstanding balance. The interest rate on the Revolver at December 31, 2002 was 4.25% based on the prime rate.

On October 18, 2002, the company announced that it is actively pursuing the divestiture of its Encoder Division and would report the Encoder Division as a discontinued operation, on a restated basis.

On May 31, 2002, DRC completed the acquisition of HJ Ford Associates, Inc. for $10.8 million in exchange for all of the voting common stock. The company used internally generated funds for payment of the purchase price. The purchase agreement also calls for the payment by the company to the sellers of an additional $1.0 million in 2005, subject to the occurrence of certain events related to contract renewals. Should these events occur, the contingent payment will be recorded as additional purchase price.

The following unaudited pro forma consolidated balance sheet as of September 30, 2002 presents, on a pro forma basis, DRC's consolidated financial position assuming the following had occurred on September 30, 2002:

      -     The acquisition of Andrulis Corporation;

      -     Reporting of the Encoder Division as a discontinued operation.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 present, on a pro forma basis, DRC's consolidated results of operations assuming each of the following had occurred on January 1, 2001:

      -     The acquisition of Andrulis Corporation;

      -     Reporting of the Encoder Division as a discontinued operation;

      -     The acquisition of HJ Ford Associates, Inc.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2001 includes the historical statement of operations for Andrulis Corporation for its fiscal year ended September 30, 2001. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2002 includes the historical statement of operations for Andrulis Corporation for the nine months ended September 30, 2002. Summary unaudited information of the results of operations for Andrulis for the three months ended December 31, 2001 is as follows (in thousands of dollars):

         Revenue                                              $  9,256
         Operating expenses                                      8,962
                                                              --------
         Operating income                                          294
         Interest expense                                           61
                                                              --------
         Income before income taxes                                233
         Provision for income taxes                                104
                                                              --------
         Net income                                           $    129


The purchase price for Andrulis Corporation has been allocated to tangible assets acquired and liabilities assumed, based on their respective fair values, with the excess allocated to goodwill and other intangible assets. DRC engaged an independent third party to estimate the fair value of the identifiable intangible assets acquired. The intangible assets that were identified were customer contracts and employment/non-competition agreements, with estimated useful lives from one to five years.

Although the acquisition of HJ Ford Associates, Inc. was not deemed to be the acquisition of a business that is "significant" for purposes of Regulation S-X of the Securities Exchange Act of 1934, DRC has provided the pro forma considerations since the acquisition occurred in the pro forma period. The purchase price for HJ Ford Associates, Inc. was allocated to tangible assets acquired and liabilities assumed, based on their respective fair values, with the excess allocated to goodwill and other intangible assets. DRC engaged an independent third party to estimate the fair value of the identifiable intangible assets acquired. The intangible assets that were identified were customer contracts and employment/non-competition agreements, with estimated useful lives from two to four years.

The Pro Forma Financial Information is not necessarily indicative of the results that would have actually been achieved had the transactions described above occurred on the dates indicated nor are they necessarily indicative of the results that may be achieved in the future. The pro forma adjustments are based upon available information and assumptions that the company's management believes to be reasonable under the circumstances. The unaudited pro forma consolidated statements of operations do not give effect to any potential cost savings and synergies that could result from the acquisitions included therein. The Pro Forma Financial Information should be read in conjunction with DRC's consolidated financial statements and notes to those financial statements included in the company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q as previously filed with the Securities and Exchange Commission and the financial statements of Andrulis Corporation attached hereto as Exhibit 99.1.

                          DYNAMICS RESEARCH CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            As of September 30, 2002
           (in thousands of dollars except share and per share data)


                                                                ENCODER DIVISION AS A
                                                                DISCONTINUED OPERATION
                                                               ------------------------                  ANDRULIS
Assets                                                  DRC    Adjustments(a) Sub-total     ANDRULIS    Adjustments     Pro Forma
------                                               --------- -------------- ---------     ---------   -----------     ---------
Current assets
    Cash and cash equivalents                        $  14,749  $    --       $  14,749     $     768     $ (13,417)(b) $   2,100
    Receivables, net of allowances                      23,804     (1,244)       22,560         8,048          --          30,608
    Unbilled expenditures and fees on contracts
      in process                                        19,475       --          19,475           612          --          20,087
    Inventories                                          2,481     (2,332)          149          --            --             149
    Prepaid expenses and other current assets            3,076        (18)        3,058           531          --           3,589
    Current assets - discontinued operations              --        3,594         3,594          --            --           3,594
                                                     ---------  ---------     ---------     ---------     ---------     ---------
    Total current assets                                63,585       --          63,585         9,959       (13,417)       60,127

Non current assets
    Net property, plant and equipment                   14,901       (371)       14,530           866          --          15,396
    Goodwill                                             5,595       --           5,595         3,195        23,586 (b)    25,502
                                                                                                             (2,310)(c)
                                                                                                                913 (d)
                                                                                                                787 (e)
                                                                                                             (6,264)(f)
    Intangible assets, net of amortization               1,597       --           1,597          --           2,670 (c)     4,267
    Other noncurrent assets                                250       --             250            31          --             281
    Non current asset - discontinued operations           --          371           371          --            --             371
                                                     ---------  ---------     ---------     ---------     ---------     ---------
      Total non current assets                          22,343       --          22,343         4,092        19,382        45,817
                                                     ---------  ---------     ---------     ---------     ---------     ---------
     Total assets                                    $  85,928  $    --       $  85,928     $  14,051     $   5,965     $ 105,944
                                                     =========  =========     =========     =========     =========     =========
Liabilities and Stockholders' Equity
------------------------------------
Current liabilities
    Current portion of long-term debt                $     500  $    --       $     500     $    --       $    --       $     500
    Accounts payable                                    11,003       (507)       10,496         1,993          --          12,489
    Accrued payroll and employee benefits               11,500        (50)       11,450           691          --          12,141
    Notes and subordinate debt payable                    --         --            --           5,757        (5,757)(f)      --
    Promissory note payable                                                                      --          12,403 (b)    12,403
    Capital lease obligations                                                      --              93           (93)(f)      --
    Other accrued expenses                               5,412        (44)        5,368           105           180 (b)     6,686
                                                                                                                913 (d)
                                                                                                                120 (c)
    Current deferred income taxes                        1,973       --           1,973         2,584           787 (e)     5,344
    Current liabilities - discontinued operations         --          601           601          --            --             601
                                                     ---------  ---------     ---------     ---------     ---------     ---------
     Total current liabilities                          30,388       --          30,388        11,223         8,553        50,164
                                                     ---------  ---------     ---------     ---------     ---------     ---------

    Capital lease obligations and notes payable           --         --            --             414          (414)(f)      --
    Long-term debt                                       8,375       --           8,375          --            --           8,375
    Deferred income taxes                                2,750       --           2,750          --            --           2,750
    Other non current obligations                         --         --            --            --             240 (c)       240

    Preferred stock, par value, $.10 per share
     5,000,000 shares authorized, none issued             --         --            --            --            --            --
    Common stock, par value, $.10 per share:
     Authorized - 30,000,000 shares
     Issued - 9,492,334 shares                             949       --             949           107          (107)(b)       949
     Treasury stock - 1,379,426 shares                    (138)      --            (138)       (1,270)        1,270 (b)      (138)
    Capital in excess of par value                      33,365       --          33,365            89           (89)(b)    33,365
    Unearned compensation                                 (849)      --            (849)         --            --            (849)
    Accumulated other comprehensive income                (608)      --            (608)         --            --            (608)
    Retained earnings                                   11,696       --          11,696         3,488        (3,488)(b)    11,696
                                                     ---------  ---------     ---------     ---------     ---------     ---------
      Total stockholders' equity                        44,415       --          44,415         2,414        (2,414)(b)    44,415
                                                     ---------  ---------     ---------     ---------     ---------     ---------
         Total liabilities and stockholders'
          equity                                     $  85,928  $    --       $  85,928     $  14,051     $   5,965     $ 105,944
                                                     =========  =========     =========     =========     =========     =========


The accompanying notes are an integral part of these unaudited pro forma financial statements.

                          DYNAMICS RESEARCH CORPORATION

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                            As of September 30, 2002


The pro forma consolidated balance sheet presents the allocation of the purchase price over the estimated fair value of the acquired assets and liabilities of Andrulis Corporation as of September 30, 2002 assuming the acquisition had been consummated as of September 30, 2002. The actual purchase price allocation will be based on the fair value of the acquired assets and liabilities as of December 20, 2002. In addition, the pro forma consolidated balance sheet presents the reporting of the Encoder Division as a discontinued operation as of September 30, 2002.

      (a) Adjustment to reclassify the assets and liabilities associated with the Encoder Division to separate lines on the balance sheet in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, is as follows (in thousands of dollars):

                  Current assets - discontinued operations             $3,594
                  Non current assets - discontinued operations            371
                  Current liabilities - discontinued operations           601


      (b) Preliminary allocation of the total purchase price paid over the estimated fair value of the net assets of Andrulis Corporation acquired, assuming the acquisition had been consummated as of September 30, 2002 (in thousands of dollars):

                  Cash due at closing                                 $13,417
                  Promissory notes payable                             12,403
                  Payable to Andrulis Corporation shareholders            180
                                                                      -------
                  Total purchase price                                $26,000
                  Less unadjusted net assets at Sept. 30, 2002          2,414
                                                                      -------
                  Adjustment to goodwill                              $23,586

      (c) Adjustment to allocate $2,670,000 of the purchase price to identifiable intangible assets based primarily upon an estimate of the fair value of intangible assets acquired as determined by an independent third party, and to establish $360,000 of remaining obligations under non-compete agreements.

      (d) Adjustment to record estimated other accrued liabilities of $913,000 arising as a result of the transaction, of which $690,000 relates to planned exit costs associated with the acquired business and $223,000 relates to transaction costs.

      (e) Adjustment to record the estimated fair value of deferred tax liability required as a result of the Andrulis Corporation acquisition.

      (f) Adjustment to record the retirement of debt by the seller at closing as per the terms of the purchase agreement (in thousands of dollars):



                  Notes payable  - current                                $5,757
                  Capital lease obligations - current                         93
                  Capital lease obligations and notes payable - long term    414
                                                                          ------
                  Adjustment to goodwill                                  $6,264

                          DYNAMICS RESEARCH CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 2002
           (in thousands of dollars except share and per share data)

                                                                    ENCODER DIVISION AS A
                                                                    DISCONTINUED OPERATION
                                                                  --------------------------    HJ FORD      HJ FORD
                                                          DRC     Adjustments(a)  Sub-total  1/1/02-5/31/02 Adjustments
                                                     -----------  -------------- ----------- -------------- -----------
Revenue
   Contract revenue                                  $   136,057   $      --     $   136,057   $    16,578  $    (3,322)(b)
   Product sales                                          12,405        (6,444)        5,961          --           --
                                                     -----------   -----------   -----------   -----------  -----------
    Total revenue                                        148,462        (6,444)      142,018        16,578       (3,322)

Costs and expenses
   Cost of contract revenue                              116,004          --         116,004        13,711       (3,322)(b)
   Cost of product sales                                  10,493        (6,630)        3,863          --           --
   Amortization of intangible assets                         203          --             203          --            206 (c)
   Selling, engineering and administrative expenses       13,182          (733)       12,449         2,399         --
                                                     -----------   -----------   -----------   -----------  -----------
    Total operating costs and expenses                   139,882        (7,363)      132,519        16,110       (3,116)
                                                     -----------   -----------   -----------   -----------  -----------
Operating income                                           8,580           919         9,499           468         (206)

Other income                                                  60          --              60            52         --
Interest income (expense), net                              (186)         --            (186)            8         (308)(e)
                                                     -----------   -----------   -----------   -----------  -----------
Income from continuing operations before provision
   for income taxes                                        8,454           919         9,373           528         (514)

Provision for income taxes                                 3,371           374         3,745           211         (201)(f)
                                                     -----------   -----------   -----------   -----------  -----------
Income from continuing operations                          5,083           545         5,628           317         (313)

Loss from discontinued operations, net of tax
   expense of $374                                          --            (545)         (545)         --           --
                                                     -----------   -----------   -----------   -----------  -----------
Net income                                           $     5,083   $      --     $     5,083   $       317  $      (313)
                                                     ===========   ===========   ===========   ===========  ===========
Earnings per share
   Per common share - basic
    Income from continuing operations                $      0.64   $      0.07  $      0.71
    Loss from discontinued operations, net of tax           --           (0.07)       (0.07)
                                                     -----------   -----------  -----------
    Net income                                       $      0.64   $      --    $      0.64
                                                     ===========   ===========  ===========
   Per common share - diluted
    Income from continuing operations                $      0.57   $      0.06  $      0.63
    Loss from discontinued operations, net of tax           --           (0.06)       (0.06)
                                                     -----------   -----------  -----------
    Net income                                       $      0.57   $      --    $      0.57
                                                     ===========   ===========  ===========
Weighted average shares outstanding
   Weighted average shares outstanding - basic         7,928,678     7,928,678    7,928,678
   Dilutive effect of options                            991,685       991,685      991,685
                                                     -----------   -----------  -----------
   Weighted average shares outstanding - diluted       8,920,363     8,920,363    8,920,363
                                                     ===========   ===========  ===========

                                                                                  ANDRULIS
                                                      Sub-total     ANDRULIS     Adjustments       Pro Forma
                                                     -----------   -----------   -----------      -----------
Revenue
   Contract revenue                                  $   149,313   $    27,311   $      --        $   176,624
   Product sales                                           5,961          --            --              5,961
                                                     -----------   -----------   -----------      -----------
    Total revenue                                        155,274        27,311                        182,585
Costs and expenses
   Cost of contract revenue                              126,393        18,216          --            144,609
   Cost of product sales                                   3,863          --            --              3,863
   Amortization of intangible assets                         409           211           616 (d)        1,236
   Selling, engineering and administrative expenses       14,848         8,336          --             23,184
                                                     -----------   -----------   -----------      -----------
    Total operating costs and expenses                   145,513        26,763           616          172,892
                                                     -----------   -----------   -----------      -----------
Operating income                                           9,761           548          (616)           9,693
Other income                                                 112             5          --                117
Interest income (expense), net                              (486)         (268)         (512)(e)       (1,266)
                                                     -----------   -----------   -----------      -----------

Income from continuing operations before provision          --
   for income taxes                                        9,387           285        (1,128)           8,544

Provision for income taxes                                 3,755           160          (497)(f)        3,418
                                                     -----------   -----------   -----------      -----------

Income from continuing operations                          5,632           125          (631)           5,126
                                                                                                  -----------
Loss from discontinued operations, net of tax               --
   expense of $374                                          (545)         --            --               (545)
                                                     -----------   -----------   -----------      -----------
Net income                                           $     5,087   $       125   $      (631)     $     4,581
                                                     ===========   ===========   ===========      ===========
Earnings per share
   Per common share - basic
    Income from continuing operations                                                             $      0.65
    Loss from discontinued operations, net of tax                                                       (0.07)
                                                                                                  -----------
    Net income                                                                                    $      0.58
                                                                                                  ===========
   Per common share - diluted
    Income from continuing operations                                                             $      0.57
    Loss from discontinued operations, net of tax                                                       (0.06)
                                                                                                  -----------
    Net income                                                                                    $      0.51
                                                                                                  ===========
Weighted average shares outstanding
   Weighted average shares outstanding - basic                                                      7,928,678
   Dilutive effect of options                                                                         991,685
                                                                                                  -----------
   Weighted average shares outstanding - diluted                                                    8,920,363
                                                                                                  ===========

The accompanying notes are an integral part of these unaudited pro forma financial statements.

                          DYNAMICS RESEARCH CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2001
            (in thousands of dollars except share and per share data)


                                                                            ENCODER DIVISION AS A
                                                                            DISCONTINUED OPERATION
                                                                          --------------------------                   HJ FORD
                                                                  DRC     Adjustments(a)  Sub-total      HJ FORD     Adjustments
                                                             -----------   -----------   -----------   -----------   -----------
Revenue
   Contract revenue                                          $   179,350   $      --     $   179,350   $    38,419   $    (7,505)(b)
   Product sales                                                  21,762       (10,848)       10,914          --            --
                                                             -----------   -----------   -----------   -----------   -----------
    Total revenue                                                201,112       (10,848)      190,264        38,419        (7,505)
Costs and expenses
   Cost of contract revenue                                      155,394          --         155,394        31,759        (7,505)(b)
   Cost of product sales                                          16,548       (10,735)        5,813          --            --
   Amortization of intangible assets                                --            --            --            --             545 (c)
   Selling, engineering and administrative expenses               17,301        (1,157)       16,144         5,578          --
                                                             -----------   -----------   -----------   -----------   -----------
    Total operating costs and expenses                           189,243       (11,892)      177,351        37,337        (6,960)
                                                             -----------   -----------   -----------   -----------   -----------
Operating income                                                  11,869         1,044        12,913         1,082          (545)
Other income (expense), net                                         (193)         --            (193)          141          --
Interest expense, net                                               (744)         --            (744)          (17)         (383)(e)
                                                             -----------   -----------   -----------   -----------   -----------
Income from continuing operations before provision
   for income taxes                                               10,932         1,044        11,976         1,206          (928)
Provision for income taxes                                         4,449           425         4,874           491          (378)(f)
                                                             -----------   -----------   -----------   -----------   -----------
Income from continuing operations                                  6,483           619         7,102           715          (550)
Gain on disposal of discontinued operations, net of tax
   expense of $43                                                     62          --              62          --            --
Loss from discontinued operations, net of tax
   expense of $425                                                  --            (619)         (619)         --            --
                                                             -----------   -----------   -----------   -----------   -----------
Net income                                                   $     6,545   $      --     $     6,545   $       715   $      (550)
                                                             ===========   ===========   ===========   ===========   ===========
Earnings per share
   Per common share - basic
    Income from continuing operations                        $      0.84   $      0.08   $      0.92
    Gain on disposal of discontinued operations, net of tax         0.01          --            0.01
    Loss from discontinued operations, net of tax                                (0.08)        (0.08)
                                                             -----------   -----------   -----------
    Net income                                               $      0.85          --     $      0.85
                                                             ===========   ===========   ===========
   Per common share - diluted
    Income from continuing operations                        $      0.80   $      0.08   $      0.88
    Gain on disposal of discontinued operations, net of tax         0.01          --            0.01
    Loss from discontinued operations, net of tax                                (0.08)        (0.08)
                                                             -----------   -----------   -----------
    Net income                                               $      0.81          --     $      0.81
                                                             ===========   ===========   ===========
Weighted average shares outstanding
   Weighted average shares outstanding - basic                 7,674,608     7,674,608     7,674,608
   Dilutive effect of options                                    414,477       414,477       414,477
                                                             -----------   -----------   -----------
   Weighted average shares outstanding - diluted               8,089,085     8,089,085     8,089,085
                                                             ===========   ===========   ===========

                                                                                          ANDRULIS
                                                              Sub-total      ANDRULIS    Adjustments       Pro Forma
                                                             -----------   -----------   -----------      -----------
Revenue
   Contract revenue                                          $   210,264   $    21,357   $      --        $   231,621
   Product sales                                                  10,914          --            --             10,914
                                                             -----------   -----------   -----------      -----------
    Total revenue                                                221,178        21,357          --            242,535
Costs and expenses
   Cost of contract revenue                                      179,648        20,297          --            199,945
   Cost of product sales                                           5,813          --            --              5,813
   Amortization of intangible assets                                 545            85         1,018 (d)        1,648
   Selling, engineering and administrative expenses               21,722          --            --             21,722
                                                             -----------   -----------   -----------      -----------
    Total operating costs and expenses                           207,728        20,382         1,018          229,128
                                                             -----------   -----------   -----------      -----------
Operating income                                                  13,450           975        (1,018)          13,407
Other income (expense), net                                          (52)         --            --                (52)
Interest expense, net                                             (1,144)         (103)         (937)(e)       (2,184)
                                                             -----------   -----------   -----------      -----------
Income from continuing operations before provision
   for income taxes                                               12,254           872        (1,955)          11,171
Provision for income taxes                                         4,987           390          (830)(f)        4,547
                                                             -----------   -----------   -----------      -----------
Income from continuing operations                                  7,267           482        (1,125)           6,624
Gain on disposal of discontinued operations, net of tax               62          --            --                 62
   expense of $43
Loss from discontinued operations, net of tax                       (619)         --            --               (619)
   expense of $425
                                                             -----------   -----------   -----------      -----------
Net income                                                   $     6,710   $       482   $    (1,125)     $     6,067
                                                             ===========   ===========   ===========      ===========
Earnings per share
   Per common share - basic
    Income from continuing operations                                                                     $      0.86
    Gain on disposal of discontinued operations, net of tax                                                      0.01
    Loss from discontinued operations, net of tax                                                               (0.08)
                                                                                                          -----------
    Net income                                                                                            $      0.79
                                                                                                          ===========
   Per common share - diluted
    Income from continuing operations                                                                     $      0.82
    Gain on disposal of discontinued operations, net of tax                                                      0.01
    Loss from discontinued operations, net of tax                                                               (0.08)
                                                                                                          -----------
    Net income                                                                                            $      0.75
                                                                                                          ===========
Weighted average shares outstanding
   Weighted average shares outstanding - basic                                                              7,674,608
   Dilutive effect of options                                                                                 414,477
                                                                                                          -----------
   Weighted average shares outstanding - diluted                                                            8,089,085
                                                                                                          ===========


The accompanying notes are an integral part of these unaudited pro forma financial statements

                          DYNAMICS RESEARCH CORPORATION

                          NOTES TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                      For the Year Ended December 31, 2001
                  and the Nine Months Ended September 30, 2002

For the Year Ended December 31, 2001

      (a) Adjustment to remove all revenue and expenses associated with the Encoder Division from continuing operations and classify them as a loss from discontinued operations as required under SFAS No. 144.

      (b) Adjustment to eliminate the revenue and cost of revenue associated with DRC's subcontractor relationship with HJ Ford Associates, Inc. during the year 2001.

      (c) Adjustment to record the amortization expense related to intangible assets associated with customer contracts and non-compete agreements, with lives from two to fours years, that were recorded in conjunction with the acquisition of HJ Ford Associates, Inc.

      (d) Adjustment to record the incremental amortization expense related to the intangible assets associated with customer contracts and non-compete agreements, with lives from two to three years, that were recorded in conjunction with the acquisition of Andrulis Corporation.

      (e) Adjustment to record the incremental interest cost, estimated based on the interest rate on the promissory notes issued to the Andrulis' shareholders, the interest rate on the company's revolving line of credit and interest income foregone on DRC's money market accounts, associated with the acquisitions of HJ Ford Associates, Inc. and Andrulis Corporation.

      (f) Adjustment to record the income tax provision at DRC's consolidated effective income tax rate of approximately 40.7%.


For the Nine Months Ended September 30, 2002

      (a) Adjustment to remove all revenue and expenses associated with the Encoder Division from continuing operations and classify them as a loss from discontinued operations as required under SFAS No. 144.

      (b) Adjustment to eliminate the revenue and expense associated with DRC's subcontractor relationship with HJ Ford Associates, Inc. during the first nine months of 2002.
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      (c)   Adjustment to record the amortization expense related to intangible assets associated with customer contracts and non-compete agreements with lives from two to four years that were recognized in conjunction with the acquisition of HJ Ford Associates, Inc.

      (d) Adjustment to record the incremental amortization expense related to the intangible assets associated with customer contracts and non-compete agreements, with lives from two to three years, that were recognized in conjunction with the acquisition of Andrulis Corporation.

      (e) Adjustment to record the incremental interest cost, estimated based on the interest rate on the promissory notes issued to Andrulis' shareholders, the interest rate on the company's revolving line of credit and interest income foregone on DRC's money market accounts, associated with the acquisitions of HJ Ford Associates, Inc. and Andrulis Corporation.

      (f) Adjustment to record the income tax provision at DRC's consolidated effective income tax rate of approximately 40%.